Anterix Inc. Reports
Third Quarter Fiscal Year 2024 Results

Woodland Park, NJ – February 14, 2024 – Anterix (NASDAQ: ATEX) today announced its third quarter fiscal 2024 results and filed its 10-Q for the three and nine months ended December 31, 2023.

Third quarter fiscal 2024 Financial Highlights

–Cash and cash equivalents of $62.0 million as of December 31, 2023
–Executed a new spectrum lease agreement with a Florida utility for a total of $34.5 million, of which $6.9 million was received in December 2023
–Exchanged narrowband for broadband licenses in 10 counties and recorded a gain on exchange of narrowband licenses for broadband licenses of $13.7 million
–Repurchased $8.0 million of ATEX stock
–Incurred spectrum clearing costs of $4.7 million

The Company also issued an update on its Demonstrated Intent metric which can be found on Anterix’s website at
https://www.investors.anterix.com/Q32024.

About Anterix Inc.

At Anterix, we partner with leading utilities and technology companies to harness the power of 900 MHz broadband for modernized grid solutions. Leading an ecosystem of more than 100 members, we offer utility-first solutions to modernize the grid and solve the challenges that utilities are facing today. As the largest holder of licensed spectrum in the 900 MHz band (896-901/935-940 MHz) throughout the contiguous United States, plus Hawaii, Alaska, and Puerto Rico, we are uniquely positioned to enable private LTE solutions that support cutting-edge advanced communications capabilities for a cleaner, safer, and more secure energy future. To learn more and join the 900 MHz movement, please visit www.anterix.com.

Forward-Looking Statements

Certain statements contained in this press release constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future events or achievements such as statements in this press release related to the Anterix’s business or financial results or outlook. Actual events or results may differ materially from those contemplated in this press release. Forward-looking statements speak only as of the date they are made and readers are cautioned not to put undue reliance on such statements, as they are subject to a number of risks and uncertainties that could cause Anterix’s actual future results to differ materially from results indicated in the forward-looking statement. Such statements are based on assumptions that could cause actual results to differ materially from those in the forward-looking statements, including: (i) the timing of payments under customer agreements, (ii) Anterix’s ability to clear the 900 MHz Broadband Spectrum on a timely basis and on commercially reasonable terms; and (iii) Anterix’s ability to qualify for and timely secure broadband licenses. Actual events or results may differ materially from those contemplated in this press release. Anterix’s filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect the company’s financial outlook, business, results of operations and financial condition. Anterix undertakes no obligation to update publicly or revise any forward-looking statements contained herein.

Shareholder Contact

Natasha Vecchiarelli
Vice President, Investor Relations & Corporate Communications
Anterix
973-531-4397
nvecchiarelli@anterix.com

Anterix Inc.
Earnings Release Tables
Consolidated Balance Sheets
(in thousands, except share and per share data)

	December 31, 2023	March 31, 2023
	(Unaudited)
ASSETS
Current Assets
Cash and cash equivalents	$62,033	$43,182
Prepaid expenses and other current assets	15,816	16,277
Total current assets	77,849	59,459
Escrow deposits	7,517	—
Property and equipment, net	2,129	3,606
Right of use assets, net	4,629	3,371
Intangible assets	213,719	202,044
Other assets	15,037	10,078
Total assets	$320,880	$278,558
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	$8,212	$6,624
Due to related parties	—	533
Operating lease liabilities	1,888	1,725
Contingent liability	1,000	20,249
Deferred revenue	6,163	2,769
Total current liabilities	17,263	31,900
Operating lease liabilities	3,700	2,922
Contingent liability	15,000	—
Deferred revenue	100,897	57,990
Deferred gain on sale of intangible assets	4,911	—
Deferred income tax	6,332	5,440
Other liabilities	513	513
Total liabilities	148,616	98,765
Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.0001 par value per share, 10,000,000 shares authorized and no shares outstanding at December 31, 2023 and March 31, 2023	—	—
Common stock, $0.0001 par value per share, 100,000,000 shares authorized and 18,554,424 shares issued and outstanding at December 31, 2023 and 18,921,999 shares issued and outstanding at March 31, 2023	2	2
Additional paid-in capital	529,054	518,160
Accumulated deficit	(356,792)	(338,369)
Total stockholders’ equity	172,264	179,793
Total liabilities and stockholders’ equity	$320,880	$278,558

Anterix Inc.
Earnings Release Tables
Consolidated Statements of Operations
(Unaudited, in thousands, except share and per share data)

	Three months ended December 31,		Nine months ended December 31,
	2023	2022	2023	2022
Spectrum revenues	$1,271	$578	$2,931	$1,311

Operating expenses
General and administrative	11,252	12,085	34,830	34,871
Sales and support	1,380	1,385	3,965	3,785
Product development	1,238	936	3,454	3,012
Depreciation and amortization	198	373	653	1,107
Operating expenses	14,068	14,779	42,902	42,775
Gain on disposal of intangible assets, net	(13,737)	(5,776)	(33,035)	(9,329)
Gain on sale of intangible assets, net	(32)	—	(7,364)	—
Loss (gain) on disposal of long-lived assets, net	3	(21)	39	1
Gain (loss) from operations	969	(8,404)	389	(32,136)
Interest income	666	409	1,448	670
Other income	31	185	189	232
Income (loss) before income taxes	1,666	(7,810)	2,026	(31,234)
Income tax expense	1,338	210	1,743	625
Net income (loss)	$328	$(8,020)	$283	$(31,859)
Net income (loss) per common share basic	$0.02	$(0.42)	$0.02	$(1.69)
Net income (loss) per common share diluted	$0.02	$(0.42)	$0.01	$(1.69)
Weighted-average common shares used to compute basic net income (loss) per share	18,704,400	18,930,594	18,858,472	18,834,991
Weighted-average common shares used to compute diluted net income (loss) per share	18,916,246	18,930,594	19,082,867	18,834,991

Anterix Inc.
Earnings Release Tables
Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Three months ended December 31,		Nine months ended December 31,
	2023	2022	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$328	$(8,020)	$283	$(31,859)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Depreciation and amortization	198	373	653	1,107
Non-cash compensation expense attributable to stock awards	3,921	4,592	12,024	13,411
Deferred income taxes	519	210	892	613
Gain on disposal of intangible assets, net	(13,737)	(5,776)	(33,035)	(9,329)
Gain on sale of intangible assets, net	(32)	—	(7,364)	—
Loss (gain) on disposal of long-lived assets, net	3	(21)	39	1
Changes in operating assets and liabilities
Prepaid expenses and other assets	(466)	(597)	322	666
Right of use assets	(1,803)	(38)	(1,258)	480
Accounts payable and accrued expenses	1,214	1,175	1,588	43
Due to related parties	—	—	(533)	—
Operating lease liabilities	1,700	(48)	941	(747)
Contingent Liability	15,000	—	15,000	249
Deferred revenue	26,795	7,422	46,301	6,689
Net cash provided by (used in) investing activities	33,640	(728)	35,853	(18,676)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of intangible assets, including refundable deposits	(4,732)	(7,841)	(14,809)	(19,069)
Proceeds from sale of spectrum	249	—	25,427	—
Purchases of equipment	(55)	(398)	(267)	(1,543)
Net cash (used in) provided by operating activities	(4,538)	(8,239)	10,351	(20,612)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from stock option exercises	—	—	7	872
Repurchase of common stock	(7,971)	(3,498)	(18,706)	(8,223)
Payments of withholding tax on net issuance of restricted stock	(115)	(138)	(1,137)	(1,474)
Net cash used in financing activities	(8,086)	(3,636)	(19,836)	(8,825)
Net change in cash and cash equivalents and restricted cash	21,016	(12,603)	26,368	(48,113)
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH
Cash and cash equivalents and restricted cash at beginning of the period	48,534	70,114	43,182	105,624
Cash and cash equivalents and restricted cash at end of the period	$69,550	$57,511	$69,550	$57,511
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period:
Taxes paid	$—	$—	$1	$12
Non-cash investing activity:
Network equipment provided in exchange for wireless licenses	$48	$1	$616	$30
Deferred gain on sale of intangible assets	$22	$—	$4,911	$—
Derecognition of contingent liability related to sale of intangible assets	$409	$—	$19,249	$—

The following tables provide a reconciliation of cash and cash equivalents and restricted cash reported on the Consolidated Balance Sheets that sum to the total of the same such amounts on the Consolidated Statements of Cash Flows:
	December 31, 2023	September 30, 2023	March 31, 2023
Cash and cash equivalents	$62,033	$48,534	$43,182
Escrow deposits	7,517	—	—
Total cash and cash equivalents and restricted cash	$69,550	$48,534	$43,182

	December 31, 2022	September 30, 2022	March 31, 2022
Cash and cash equivalents	$57,511	$70,114	$105,624
Escrow deposits	—	—	—
Total cash and cash equivalents and restricted cash	$57,511	$70,114	$105,624

Anterix Inc.
Earnings Release Tables
Other Financial Information
(Unaudited, in thousands except per share data)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2023	2022	2023	2022
Number of shares repurchased and retired	230	106	563	216
Average price paid per share*	$34.77	$33.11	$33.62	$47.05
Total cost to repurchase	$7,971	$3,498	$18,706	$8,223
*Average price paid per share includes costs associated with the repurchases.
As of December 31, 2023, $242.0 million is remaining under the share repurchase program.